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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON,  D.C. 20549

                                 ------------------


                                      FORM 8-K

                                   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported):  JUNE 3, 1998




                                      BARRA, INC.
                  (Exact Name of Registrant as Specified in Charter)







        CALIFORNIA                    000-19690                 94-2993326
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
 of Incorporation)                                          Identification No.)



2100 MILVIA STREET,  BERKELEY,  CA                               94704-1113
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:    (510) 548-5442


                                        NONE
           (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     Reference is made to the press release of the Registrant issued on June 4, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this From 8-K as Exhibit 99.1.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BARRA, INC.



Date:  June 8, 1998                     By:  /S/ JAMES D. KIRSNER
                                           ------------------------------------
                                           Name:    James D. Kirsner
                                           Title:   Chief Financial Officer

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                                   EXHIBIT INDEX

EXHIBITS                                          PAGE NUMBER

99.1           Press Release dated June 4, 1998.